Middleburg Financial Corporation



Annual Meeting

May 6, 2015

Forward-Looking Statements

Certain information contained in this discussion may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to the Company's future operations and are generally identified by phrases such as "the Company expects," "the Company believes" or words of similar import. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For details on factors that could affect expectations, see the Company's Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission.



Mission

To provide high quality financial solutions which aid individuals and businesses in achieving their aspirations, and in so doing, contribute to the welfare of our communities, provide a rewarding work environment for our employees and earn a superior return for our shareholders.



Clients
Communities
Shareholders
Employees

We focus on balancing the expectations of four key constituencies – clients, communities, employees and shareholders.

Corporate Profile

- Diversified financial services company founded in 1924
  - Community Bank
  - Trust & Wealth Management
  - Mortgage
  - Commercial Insurance
- Total assets of $1.2 billion
- Consistent growth in Assets, Deposits, and Clients
- Conduct business primarily in Virginia
  - Northern Virginia/ Northern Piedmont
  - Richmond & Williamsburg



Structure


Middleburg Financial Corporation
Middleburg Bank
Middleburg Investment Group
Middleburg Trust Company
Middleburg Investment Services

Management Team

Officer	Title	Years Experience	Years with MBRG
Gary R. Shook	President & CEO, Middleburg Financial Corporation	32	10
John Mason L. Antrim	President, Middleburg Trust Company	24	19
Jeffrey H. Culver	Senior Executive VP, Chief Operating Officer	26	12
David L. Hartley	President & CEO, Middleburg Investment Group	25	16
Kathryn L. Kearns	Executive VP, Chief Credit Officer	33	8
M. Andrew McLean	Executive VP, Chief Lending Officer	36	4
Rajesh Mehra	Executive VP, Chief Financial Officer	29	5
Suzanne K. Withers	Executive VP, Human Resources	41	11



Agenda

- Review of 2014 Performance
- Outlook for 2015
- President's Club



Review of 2014 Performance

Key Indicators



Net Income
Available to MFC Shareholders
$ in Millions
$10
$8
$6
$4
$2
$0
-$2
-$4
2008
2009
2010
2011
2012
2013
2014



Loans
$ in Millions
$750
$700
$650
$600
$550
$500
2008
2009
2010
2011
2012
2013
2014



Deposits
$ in Millions
$1,100
$1,000
$900
$800
$700
$600
$500
2008
2009
2010
2011
2012
2013
2014



Net Interest Margin
4.00%
3.75%
3.50%
3.25%
3.00%
2008
2009
2010
2011
2012
2013
2014

Key Indicators


Assets
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$ in Millions
2008
2009
2010
2011
2012
2013
2014


Households
18,500
17,500
16,500
15,500
14,500
13,500
2008
2009
2010
2011
2012
2013
2014


MIG – Assets Under Administration
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$ in Millions
2008
2009
2010
2011
2012
2013
2014


Efficiency Ratio - MFC
100%
90%
80%
70%
60%
50%
2008
2009
2010
2011
2012
2013
2014

Well Capitalized



18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.9%
4.0%
5.9%
15.7%
4.0%
11.7%
17.0%
8.0%
9.0%
9.7%
Tier 1 Leverage Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
Tang. Common / Tang. Assets
MFC
FED
Exceeds

$53 million in excess Total Risk-Based Capital

Outlook for 2015

Our Goal for MFC

"Best-in-class financial services company"

- Compared to peer companies with assets between $500 million and $3 billion, our goal is to be in the top 25% on:
  - Return on average assets (ROAA)
    - *After-tax income divided by average total assets*
  - Return on average equity (ROAE)
    - *After-tax income divided by book value*
  - Efficiency ratio
    - *Operating expenses divided by fee income + tax equivalent net interest income*
  - Net Interest Margin (NIM)
    - *The difference between interest income and interest expense*

2015 Priorities

1. Accelerate Revenue
2. Improve Efficiency
3. Focused Risk Management

2015 Goals

Accelerate Revenue

- Goals
  - Grow revenue by 3% to 5%
    - Expand net interest margin
    - Increase loans responsibly
    - Reduce cost-of-funds strategically
    - Grow fee income from subsidiaries
  - Continued growth in non-interest bearing accounts
  - Add new households
- Risks
  - Competition for loans including pricing and loan structure
  - Interest rate environment

2015 Goals

Improve Efficiency

- Goals
  - Lower operating expenses relative to revenue
  - Reduce salary expenses as a percentage of revenue
- Risks
  - Regulatory environment regulation could add compliance expense



2015 Goals

Focused Risk Management

- Goals
  - Lower non-performing assets relative to total assets
  - Navigate plethora of rules related to Dodd-Frank, Basel, FASB, etc.
- Risks
  - Legislative environment

2015 Goals

Employees
provide a rewarding work experience

- Are valued
- Have opportunity
- Best tools

Shareholders
provide a superior return

- Top quartile profitability
- Sustainable growth
- Balanced risk

Clients
provide high quality financial solutions

- Enjoy optimal experience
- We have what they need
- They find it easy

Communities
contribute to the welfare of our communities

- Involved
- Invested
- Visible

First Quarter 2015 Results

- Net income of $2.45 million or $0.34 per diluted share for the quarter ended March 31, 2015, an increase of 23.82% compared to $1.98 million or $0.28 per diluted share for the first quarter of 2014.
- Net interest margin for the first quarter of 2015 was 3.40%, higher by 9 bps compared to the previous quarter and a decrease of 14 bps compared to the first quarter of 2014.
- Cost of funds was 39 bps for the first quarter of 2015, a decrease of 4 bps from the previous quarter and a decrease of 13 bps from the first quarter of 2014.
- Net interest income was $9.63 million for the first quarter of 2015, an increase of 3.39% compared to the previous quarter and a decrease of 0.82% compared to the first quarter of 2014.
- Non-interest expense was $8.90 million for the first quarter of 2015, a decrease of 5.55% and 26.66% compared to the previous quarter and the first quarter of 2014, respectively.
- Efficiency ratio of 68.35% for the first quarter of 2015, compared to 77.53% for the previous quarter and 75.19% for the first quarter of 2014.
- Total assets were $1.27 billion as of March 31, 2015, an increase of 3.48% since December 31, 2014.
- Total deposits were $1.02 billion as of March 31, 2015, an increase of 3.24% since December 31, 2014.
- Loans held-for-investment were $761.92 million as of March 31, 2015, or annualized growth of 3.76% in 2015.
- Nonaccrual loans were $9.63 million on March 31, 2015, a decrease of 3.21% since December 31, 2014.
- The ratio of nonperforming assets to total assets was 1.46% at March 31, 2015 compared to 1.59% at December 31, 2014 and 2.04% at March 31, 2014.
- Capital ratios continue to be strong: Total Risk-Based Capital Ratio of 18.45%, Tier 1 Risk-Based Capital Ratio of 17.20%, Common Equity Tier 1 Ratio of 16.49% and Tier 1 Leverage Ratio of 9.76% at March 31, 2015.

Middleburg Financial Corporation

PRESIDENT'S

CLUB

2014 President's Club Winners

Category	Winner	Location
Community Executive or Commercial Relationship Manager	Mike Knotts	Purcellville CE
Financial Service Center Manager	Helen Saulsbury	Marshall FSC
Asst. Retail Banking Manager, Client Service Representative III, or Consumer Relationship Specialist	Dwayne Hottle	Purcellville
Client Service Representative II	Brittany Harshman	Middleburg FSC
Client Service Representative I	Javier Meggo	Purcellville FSC
Operations/Support, Team Player	Susan Mehall	Richmond
Ops/Support, Embraces Change & Innovation	Eva Bailey	Operations Center
Community Service Award	Jaimie Pearson	Fort Evans
Middleburg Investment Services	Carolyn DiPrinzio	Purcellville
Middleburg Trust Company	Maxwell Wallace	Richmond
2014 President's Award Winner	Browning Herbert	Middleburg

Summary

Positioned to maintain momentum:

- Access to the right financial solutions to meet clients' changing needs;
- Diverse geography and industry concentration reduces market-centric fluctuation;
- Technology solutions to enhance the client experience while reducing the cost of service delivery;
- Improved operational processes meet client needs in a timely and cost-efficient manner; and,
- Management team remains committed to the future of the company.

Questions?



Middleburg
Financial Corporation

